Exhibit 10.3

                         Supplemental Agreement No. 34

                                     to

                          Purchase Agreement No. 1810

                                    between

                               THE BOEING COMPANY

                                      and

                              SOUTHWEST AIRLINES CO.



                   Relating to Boeing Model 737-7H4 Aircraft



      THIS SUPPLEMENTAL AGREEMENT, entered into as of February 6, 2004, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise one (1) May 2005 Block U Option Aircraft (as Block T Aircraft) and;

      WHEREAS, Buyer and Boeing agreed to revise Letter Agreement No. 6-1162-JMG-669 dated June 30, 2003 (the Letter Agreement) to incorporate further agreement associated with one (1) February 2004 and one (1) April 2004 Block T Aircraft identified as Service Aircraft in the Letter Agreement and;

        ***


***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.


      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:


1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.



P.A. No. 1810                                                           SA-34-1
K/SWA
2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.


3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference. NOTE - Buyer now has thirty-six (36) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33 and 34 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. Letter Agreement No. 6-1162-JMG-669 entitled "Special Matters" is replaced and superseded by Letter Agreement No. 6-1162-JMG-669R1 attached hereto.


5. Letter Agreement No. 6-1162-NIW-606 entitled *** is attached hereto and is hereby incorporated into the agreement by this reference.

6. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred seventy-two (272) Model 737-7H4 Aircraft, fifty-one (51) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

7. The Advance Payments due upon signing assuming execution of this Supplemental Agreement in January 2004 are:

  *** for the May 2005 aircraft

Buyer will pay the *** directly to Boeing on or before Friday, January 30, 2004.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 SOUTHWEST AIRLINES CO.



By: /s/ Nobuko Wiles                 By:/s/ Laura Wright

Its:    Attorney-In-Fact             Its: Vice President
                                         Finance & Treasurer












P.A. No. 1810                                                           SA-34-2
K/SWA

                                   TABLE OF CONTENTS


                                                               Page       SA
                                                             Number   Number

       ARTICLES
       1.        Subject Matter of Sale                        1-1    SA-13
       2.        Delivery, Title and Risk of Loss              2-1    SA-28
       3.        Price of Aircraft                             3-1    SA-28
       4.        Taxes                                         4-1
       5.        Payment                                       5-1
       6.        Excusable Delay                               6-1

       7.        Changes to the Detail Specification           7-1    SA-1
       8.        Federal Aviation Requirements and
                 Certificates and Export License               8-1
       9.        Representatives, Inspection,
                 Flights and Test Data                         9-1
       10.       Assignment, Resale or Lease                  10-1
       11.       Termination for Certain Events               11-1
       12.       Product Assurance; Disclaimer and
                 Release; Exclusion of Liabilities;
                 Customer Support; Indemnification
                 and Insurance                                12-1
       13.       Buyer Furnished Equipment andSpare Parts     13-1
       14.       Contractual Notices and Requests             14-1
       15.       Miscellaneous                                15-1

       TABLE
       1.        Aircraft Information Table                           SA-34
       2.        Option Aircraft Information Table                    SA-34

       EXHIBITS
       A         Aircraft Configuration                               SA-13
       B         Product Assurance Document                           SA-1
       C         Customer Support Document
       D         Price Adjustments Due to Economic
                 Fluctuations - Aircraft                              SA-13
       E         Buyer Furnished Equipment Provisions Document
       F         Defined Terms Document



       LETTER AGREEMENTS


       1810-1           Waiver of Aircraft Demonstration Flight


P.A. No. 1810                          i
K/SWA                                                                 SA-34

                             TABLE OF CONTENTS CON'T

                                                                      SA
                                                                     Number
       RESTRICTED LETTER AGREEMENTS
       6-1162-RLL-932R2      Promotional Support                      SA-13
       6-1162-RLL-933R19     Option Aircraft                          SA-28
       6-1162-RLL-934R3      Disclosure of Confidential               SA-14
                             Information
       6-1162-RLL-935R1      Performance Guarantees                   SA-1
       6-1162-RLL-936R4      Certain Contractual Matters              SA-4
       6-1162-RLL-937        Alternate Advance Payment Schedule
       6-1162-RLL-938        ***
       6-1162-RLL-939R1      Certification Flight Test Aircraft       SA-1
       6-1162-RLL-940R1      Training Matters                         SA-1
       6-1162-RLL-941R2      Other Matters                            SA-13
       6-1162-RLL-942        Open Configuration Matters
       6-1162-RLL-943R1      Substitution Rights                      SA-6
       6-1162-RLL-944        Airframe Maintenance Material Cost
                             Protection Program
       6-1162-RLL-945        Comparison of 737-7H4 and 737-3H4
                             Block Fuel Burn
       6-1162-RLL-1855R3     Additional Contractual Matters           SA-4
       6-1162-RLL-1856       ***                                      SA-1
       6-1162-RLL-1857       Service Ready Validation Program         SA-1
                             Field Test
       6-1162-RLL-1858R1     Escalation Matters                       SA-4
       6-1162-RLL-2036       Amortization of Costs for
                             Customer Unique Changes                  SA-1
       6-1162-RLL-2037       Reconciliation of the Aircraft           SA-1
                             Basic Price
       6-1162-RLL-2073       Maintenance Training Matters             SA-1
       6-1162-KJJ-054        Business Matters                         SA-13
       6-1162-KJJ-055R1      Structural Matters                       SA-25
       6-1162-KJJ-056        Noise and Emission Matters               SA-13
       6-1162-KJJ-057        Product Development Matters              SA-13
       6-1162-KJJ-058        Additional Substitution Rights           SA-13
       6-1162-KJJ-150        Flight Control Computer & Mode           SA-14
                             Control Panel Spares Matter
       6-1162-MSA-185R3      Delivery Change Contractual Matters      SA-21
                             (superseded by 6-1162-JMG-669R1)
       6-1162-JMG-669R1      Special Matters                          SA-34
       6-1162-JMG-747        ***                                      SA-30
       6-1162-CHL-217        Rescheduled Flight Test Aircraft         SA-32
       6-1162-NIW-606        ***                                      SA-34






P.A. No. 1810                          iv
K/SWA

                                Table 1 to
                        Purchase Agreement No. 1810
                         Aircraft Information Table

                   Base Aircraft    Special     Aircraft   Basic Base Year
                      Price         Features     Price         Dollars
Block A,B,C,D&E        ***             ***         ***         July 1992
Aircraft
Block F&G Aircraft     ***             ***         ***         July 1992
Block H Aircraft       ***             ***         ***         July 1992
Block I Aircraft       ***             ***         ***         July 1992
Block J Aircraft       ***             ***         ***         July 1992
Block K Aircraft       ***             ***         ***         July 1992
Block L Aircraft       ***             ***         ***         July 1992
Block T Aircraft       ***             ***         ***         July 1999


                                                          Escalation Estimate
         Delivery        Number of        Aircraft          Adv Payment Base
           Date          Aircraft          Block              Price Per A/P
         Dec-2000           2                 E                     ***
         Jan-2001           1                 E                     ***
         Feb-2001           1                 E                     ***
         Mar-2001           2                 E                     ***
         Jun-2001           3                 E                     ***
         Sep-2001           3                 E                     ***
         Oct-1998           1                 F                     ***
         Nov-1998           2                 F                     ***
         Dec-1998           2                 F                     ***
         Mar-1999           2                 G                     ***
         Jun-1999           2                 H                     ***
         Jul-1999           1                 H                     ***
         Aug-1999           1                 H                     ***
         Sep-1999           2                 H                     ***
         Oct-1999           1                 H                     ***
         Mar-2000           1                 H                     ***
         Apr-2000           2                 H                     ***
         Sep-2000           1                 H                     ***
         Oct-2000           2                 H                     ***
         Mar-2001           2                 H                     ***
         Apr-2001           1                 H                     ***
         Oct-2001           3                 H                     ***
         Nov-2001           2                 I                     ***
         Dec-2001           1                 I                     ***
         Jan-2002           1                 I                     ***
         Mar-2002           4                 I                     ***
         Apr-2002           2                 I                     ***
         Dec-2002           2                 I                     ***
         May-2003           1                 I                     ***
SWA                                   Page 1                           SA-34
         Jun-2003           2                 I                     ***
         Jul-2003           1                 I                     ***
         Aug-2003           1                 I                     ***
         Sep-2003           3                 I                     ***
         Nov-2002           1                 J                     ***
         Dec-2002           1                 J                     ***
         Nov-2003           2                 J                     ***
         Dec-2003           2                 J                     ***
         Mar-2004           1                 J                     ***
         Mar-2004           1                 K                     ***
         Apr-2004           3                 K                     ***
         May-2004           1                 K                     ***
         Jun-2004           2                 K                     ***
         Jul-2004           2                 K                     ***
         Sep-2004           1                 K                     ***
         Oct-2004           4                 K                     ***
         Oct-1999           1                 L                     ***
         Nov-1999           2                 L                     ***
         Dec-1999           1                 L                     ***
         Jun-2000           3                 L                     ***
         Jul-2000           3                 L                     ***
         Sep-2000           1                 L                     ***
         Oct-2000           1                 L                     ***
         Nov-2000           4                 L                     ***
         Dec-2000           1                 L                     ***
         Jan-2001           1                 L                     ***
         Feb-2001           1                 L                     ***
         Jul-2001           1                 L                     ***
         Sep-2001           1                 L                     ***
         Oct-2001           1                 L                     ***
         Mar-2003           2                 L                     ***
         Jul-2003           1                 L                     ***
         Aug-2003           2                 L                     ***
         Nov-2001           1                 T                     ***
         Feb-2002           1                 T                     ***
         Jan-2004           2                 T                     ***
         Feb-2004           1                 T                     ***
         Apr-2004           3                 T                     ***
         May-2004           1                 T                     ***
         Jun-2004           6                 T                     ***
         Jul-2004           2                 T                     ***
         Aug-2004           6                 T                     ***
         Sep-2004           3                 T                     ***
         Oct-2004           1                 T                     ***
         Nov-2004           3                 T                     ***
         Dec-2004           3                 T                     ***
         Jan-2005           5                 T                     ***
         Feb-2005           3                 T                     ***
         Mar-2005           4                 T                     ***
         Apr-2005           4                 T                     ***
         May-2005           2                 T                     ***
         Jun-2005           3                 T                     ***
         Jul-2005           2                 T                     ***
         Aug-2005           1                 T                     ***
         Sep-2005           2                 T                     ***
         Oct-2005           1                 T                     ***
SWA                                   Page 2                           SA-34
         Nov-2005           1                 T                     ***
         Dec-2005           1                 T                     ***
         Feb-2006           4                 T                     ***
         May-2006           3                 T                     ***
         Jun-2006           4                 T                     ***
         Jul-2006           1                 T                     ***
         Aug-2006           3                 T                     ***
         Sep-2006           3                 T                     ***
         Nov-2006           2                 T                     ***
         Dec-2006           2                 T                     ***
         Jan-2007           2                 T                     ***
         Feb-2007           3                 T                     ***
         Mar-2007           2                 T                     ***
         Apr-2007           2                 T                     ***
         May-2007           2                 T                     ***
         Jun-2007           2                 T                     ***
         Jul-2007           2                 T                     ***
         Aug-2007           2                 T                     ***
         Sep-2007           2                 T                     ***
         Oct-2007           2                 T                     ***
         Nov-2007           2                 T                     ***
         Dec-2007           2                 T                     ***
         Jan-2008           1                 T                     ***
         Feb-2008           1                 T                     ***
         Mar-2008           1                 T                     ***
         Apr-2008           1                 T                     ***
         May-2008           1                 T                     ***
         Jun-2008           1                 T                     ***



























SWA                                   Page 3                           SA-34

                       Table 2 to Purchase Agreement No. 1810
                      (Letter Agreement No. 6-1162-RLL-933R19)
                         Option Aircraft Information Table



Price Description of Option Aircraft:

                 Base Aircraft      Special      Aircraft Basic     Base Year
                     Price         Features           Price          Dollars
Block U Option        ***            ***              ***           July 1999
Aircraft

Delivery of Rollover Option Aircraft:


      Year of         Number of      Option Aircraft Block
      Delivery        Option
                     Aircraft
       2007          Twenty (20)         Q
       2008          Twenty (20)         R
       2009            Six (6)           S
       2009-        One Hundred          V
       2012         Seventy-One
                       (171)

Remaining Option Aircraft:                      51



     Aircraft     Number of     Option       Adv Payment
                                                Base
     Delivery      Option       Aircraft      Price Per
     Mo. & Yr.    Aircraft       Block       Option Aircraft    Option Exercise
     Jun-2005        1            U               ***           February 1, 2004
     Aug-2005        1            U               ***              April 1, 2004
     Sep-2005        1            U               ***                May 1, 2004
     Oct-2005        1            U               ***               June 1, 2004
     Nov-2005        1            U               ***               July 1, 2004
     Jan-2006        1            U               ***          September 1, 2004
     Mar-2006        3            U               ***           November 1, 2004
     Apr-2006        2            U               ***           December 1, 2004
     May-2006        2            U               ***            January 1, 2005
     Jun-2006        1            U               ***           February 1, 2005
     Jul-2006        2            U               ***              March 1, 2005
     Oct-2006        1            U               ***               June 1, 2005
SWA                                   Page 1                               SA-34
     Apr-2007        1            U               ***           December 1, 2005
     May-2007        1            U               ***            January 1, 2006
     Jun-2007        1            U               ***           February 1, 2006
     Jul-2007        1            U               ***              March 1, 2006
     Aug-2007        1            U               ***              April 1, 2006
     Sep-2007        1            U               ***                May 1, 2006
     Oct-2007        1            U               ***               June 1, 2006
     Nov-2007        1            U               ***               July 1, 2006
     Dec-2007        1            U               ***             August 1, 2006
     Jan-2008        2            U               ***          September 1, 2006
     Feb-2008        3            U               ***            October 1, 2006
     Mar-2008        2            U               ***           November 1, 2006
     Apr-2008        2            U               ***           December 1, 2006
     May-2008        2            U               ***            January 1, 2007
     Jun-2008        2            U               ***           February 1, 2007
     Jul-2008        2            U               ***              March 1, 2007
     Aug-2008        2            U               ***              April 1, 2007
     Sep-2008        2            U               ***                May 1, 2007
     Oct-2008        2            U               ***               June 1, 2007
     Nov-2008        2            U               ***               July 1, 2007
     Dec-2008        2            U               ***             August 1, 2007


































SWA                                   Page 1                               SA-34
6-1162-JMG-669R1


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:    Special Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737 aircraft:

1) ***

***
1.    ***



2.    ***




3.    ***



Further, Boeing will issue a credit memorandum at the
***

4.    ***





5.    ***

Letter agreement no. 6-1162-DSF-483/737-7H4 dated August 19, 1998 is amended to
***

6.    Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.
Very truly yours,

P.A. No. 1810
K/SWA                                                                     SA-34
Southwest Airlines Co.
6-1162-JMG-669R1
Page 2



THE BOEING COMPANY



By/s/ Nobuko Wiles

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

date:February 6, 2004

SOUTHWEST AIRLINES CO.



By/s/ Laura Wright

Its Vice President Finance & Treasurer





























P.A. No. 1810
K/SWA                                                                     SA-34
6-1162-NIW-606


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235



Subject:    ***

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

***

***

***

***


Very truly yours,

THE BOEING COMPANY



By /s/ Nobuko Wiles

Its Attorney-In-Fact



ACCEPTED AND AGREED TO this

date:Feb 6           , 2004

SOUTHWEST AIRLINES CO.



By /s/ Laura Wright

Its Vice President Finance & Treasurer



PA 1810                                                                SA-34


Supplemental Agreement No. 35

                                          to

                               Purchase Agreement No. 1810

                                        between

                                   THE BOEING COMPANY

                                          and

                                  SOUTHWEST AIRLINES CO.



                         Relating to Boeing Model 737-7H4 Aircraft



      THIS SUPPLEMENTAL AGREEMENT, entered into as of February 23, 2004, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise one (1) June 2005 Block U Option Aircraft (as Block T Aircraft) and;

      WHEREAS, Boeing requested and Buyer agreed to take early delivery of certain two (2) April 2004 Aircraft (YA151 and YA152) in March 2004 and;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.


***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.



P.A. No. 1810                                                        SA-35-1
K/SWA

   NOTE - Buyer now has thirty-seven (37) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34 and 35 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

5. Letter Agreement No. 6-1162-NIW-640 entitled "Early Delivery of Two April 2004 Aircraft" is attached hereto and is hereby incorporated into the agreement by this reference.

6. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred seventy-three (273) Model 737-7H4 Aircraft, fifty (50) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

7. The Advance Payments due upon signing assuming execution of this Supplemental Agreement on or before February 27, 2004 are:

  *** for the June 2005 aircraft

Buyer will pay the *** directly to Boeing on or before Friday, February 27, 2004.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                   SOUTHWEST AIRLINES CO.



By: /s/ Nobuko Wiles                By:/s/ Laura Wright

Its:    Attorney-In-Fact            Its:Vice President
                                        Finance & Treasurer


















P.A. No. 1810                                                        SA-35-1
K/SWA

                                  TABLE OF CONTENTS


                                                              Page        SA
                                                            Number    Number

ARTICLES

1.    Subject Matter of Sale                                  1-1      SA-13
2.    Delivery, Title and Risk of Loss                        2-1      SA-28
3.    Price of Aircraft                                       3-1      SA-28
4.    Taxes                                                   4-1
5.    Payment                                                 5-1
6.    Excusable Delay                                         6-1

7.    Changes to the Detail Specification                     7-1      SA-1
8.    Federal Aviation Requirements and
      Certificates and Export License                         8-1
9.    Representatives, Inspection,
      Flights and Test Data                                   9-1
10.   Assignment, Resale or Lease                            10-1
11.   Termination for Certain Events                         11-1
12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance                                          12-1
13.   Buyer Furnished Equipment and
      Spare Parts                                            13-1
14.   Contractual Notices and Requests                       14-1
15.   Miscellaneous                                          15-1


                                  TABLE OF CONTENTS CON'T


                                                                          SA
                                                                      Number
TABLE

1.    Aircraft Information Table                                       SA-35
2.    Option Aircraft Information Table                                SA-35

EXHIBITS

A     Aircraft Configuration                                           SA-13
B     Product Assurance Document                                       SA-1
C     Customer Support Document
D     Price Adjustments Due to
      Economic Fluctuations - Aircraft                                 SA-13
E     Buyer Furnished Equipment
      Provisions Document
F     Defined Terms Document

LETTER AGREEMENTS


1810-1      Waiver of Aircraft Demonstration Flight


                                 TABLE OF CONTENTS CON'T

                                                                          SA
                                                                      Number
RESTRICTED LETTER AGREEMENTS
6-1162-RLL-932R2	Promotional Support                                  SA-13
6-1162-RLL-933R19	Option Aircraft                                      SA-28
6-1162-RLL-934R3	Disclosure of Confidential                           SA-14
                  Information
6-1162-RLL-935R1  Performance Guarantees                               SA-1
6-1162-RLL-936R4  Certain Contractual Matters                          SA-4
6-1162-RLL-937    Alternate Advance Payment Schedule
6-1162-RLL-938    ***
6-1162-RLL-939R1  Certification Flight Test Aircraft                   SA-1
6-1162-RLL-940R1  Training Matters                                     SA-1
6-1162-RLL-941R2  Other Matters                                        SA-13
6-1162-RLL-942    Open Configuration Matters
6-1162-RLL-943R1  Substitution Rights                                  SA-6
6-1162-RLL-944    Airframe Maintenance Material Cost
                  Protection Program
6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn
6-1162-RLL-1855R3 Additional Contractual Matters                       SA-4
6-1162-RLL-1856   ***                                                  SA-1
6-1162-RLL-1857   Service Ready Validation Program                     SA-1
                  Field Test
6-1162-RLL-1858R1 Escalation Matters                                   SA-4

                                TABLE OF CONTENTS CON'T


                                                                          SA
                                                                      Number
RESTRICTED LETTER AGREEMENTS
6-1162-RLL-2036   Amortization of Costs for
                  Customer Unique Changes                              SA-1
6-1162-RLL-2037   Reconciliation of the Aircraft                       SA-1
                  Basic Price
6-1162-RLL-2073   Maintenance Training Matters                         SA-1
6-1162-KJJ-054    Business Matters                                     SA-13
6-1162-KJJ-055R1  Structural Matters                                   SA-25
6-1162-KJJ-056    Noise and Emission Matters                           SA-13
6-1162-KJJ-057    Product Development Matters                          SA-13
6-1162-KJJ-058    Additional Substitution Rights                       SA-13
6-1162-KJJ-150    Flight Control Computer & Mode                       SA-14
                  Control Panel Spares Matter
6-1162-MSA-185R3  Delivery Change Contractual                          SA-21
                  Matters
6-1162-JMG-669R1 	Special Matters                                      SA-34
6-1162-JMC-747    ***                                                  SA-30
6-1162-CHL-217    Rescheduled Flight Test Aircraft                     SA-32
6-1162-NIW-606    ***                                                  SA-34
6-1162-NIW-640    ***                                                  SA-35


P.A. No. 1810	                         iv
K/SWA                                                                      SA-35

P.A. No. 1810                               i
K/SWA                                                                      SA-35





































                                    Table 1 to
                            Purchase Agreement No. 1810
                            Aircraft Information Table

                 Base Aircraft     Special      Aircraft Basic      Base Year
                   Price           Features          Price           Dollars
Block A,B,C,D&E
Aircraft            ***              ***             ***            July 1992
Block F&G Aircraft  ***              ***             ***            July 1992
Block H Aircraft    ***              ***             ***            July 1992
Block I Aircraft    ***              ***             ***            July 1992
Block J Aircraft    ***              ***             ***            July 1992
Block K Aircraft    ***              ***             ***            July 1992
Block L Aircraft    ***              ***             ***            July 1992
Block T Aircraft    ***              ***             ***            July 1999


                                                         Escalation Estimate
      Delivery          Number of         Aircraft         Adv Payment Base
        Date            Aircraft           Block             Price Per A/P
      Dec-2000              2                E                     ***
      Jan-2001              1                E                     ***
      Feb-2001              1                E                     ***
      Mar-2001              2                E                     ***
      Jun-2001              3                E                     ***
      Sep-2001              3                E                     ***
      Oct-1998              1                F                     ***
      Nov-1998              2                F                     ***
      Dec-1998              2                F                     ***
      Mar-1999              2                G                     ***
      Jun-1999              2                H                     ***
      Jul-1999              1                H                     ***
      Aug-1999              1                H                     ***
      Sep-1999              2                H                     ***
      Oct-1999              1                H                     ***
      Mar-2000              1                H                     ***
      Apr-2000              2                H                     ***
      Sep-2000              1                H                     ***
      Oct-2000              2                H                     ***
      Mar-2001              2                H                     ***
      Apr-2001              1                H                     ***
      Oct-2001              3                H                     ***
      Nov-2001              2                I                     ***
      Dec-2001              1                I                     ***
      Jan-2002              1                I                     ***
      Mar-2002              4                I                     ***
      Apr-2002              2                I                     ***
      Dec-2002              2                I                     ***
      May-2003              1                I                     ***
      Jun-2003              2                I                     ***
      Jul-2003              1                I                     ***
      Aug-2003              1                I                     ***
      Sep-2003              3                I                     ***
      Nov-2002              1                J                     ***
      Dec-2002              1                J                     ***
      Nov-2003              2                J                     ***
      Dec-2003              2                J                     ***
      Mar-2004              1                J                     ***
      Mar-2004              1                K                     ***
      Apr-2004              3                K                     ***
      May-2004              1                K                     ***
      Jun-2004              2                K                     ***
      Jul-2004              2                K                     ***
      Sep-2004              1                K                     ***
      Oct-2004              4                K                     ***
      Oct-1999              1                L                     ***
      Nov-1999              2                L                     ***
      Dec-1999              1                L                     ***
      Jun-2000              3                L                     ***
      Jul-2000              3                L                     ***
      Sep-2000              1                L                     ***
      Oct-2000              1                L                     ***
      Nov-2000              4                L                     ***
      Dec-2000              1                L                     ***
      Jan-2001              1                L                     ***
      Feb-2001              1                L                     ***
      Jul-2001              1                L                     ***
      Sep-2001              1                L                     ***
      Oct-2001              1                L                     ***
      Mar-2003              2                L                     ***
      Jul-2003              1                L                     ***
      Aug-2003              2                L                     ***
      Nov-2001              1                T                     ***
      Feb-2002              1                T                     ***
      Jan-2004              2                T                     ***
      Feb-2004              1                T                     ***
      Apr-2004              3                T                     ***
      May-2004              1                T                     ***
      Jun-2004              6                T                     ***
      Jul-2004              2                T                     ***
      Aug-2004              6                T                     ***
      Sep-2004              3                T                     ***
      Oct-2004              1                T                     ***
      Nov-2004              3                T                     ***
      Dec-2004              3                T                     ***
      Jan-2005              5                T                     ***
      Feb-2005              3                T                     ***
      Mar-2005              4                T                     ***
      Apr-2005              4                T                     ***
      May-2005              2                T                     ***
      Jun-2005              4                T                     ***
      Jul-2005              2                T                     ***
      Aug-2005              1                T                     ***
      Sep-2005              2                T                     ***
      Oct-2005              1                T                     ***
      Nov-2005              1                T                     ***
      Dec-2005              1                T                     ***
      Feb-2006              4                T                     ***
      May-2006              3                T                     ***
      Jun-2006              4                T                     ***
      Jul-2006              1                T                     ***
      Aug-2006              3                T                     ***
      Sep-2006              3                T                     ***
      Nov-2006              2                T                     ***
      Dec-2006              2                T                     ***
      Jan-2007              2                T                     ***
      Feb-2007              3                T                     ***
      Mar-2007              2                T                     ***
      Apr-2007              2                T                     ***
      May-2007              2                T                     ***
      Jun-2007              2                T                     ***
      Jul-2007              2                T                     ***
      Aug-2007              2                T                     ***
      Sep-2007              2                T                     ***
      Oct-2007              2                T                     ***
      Nov-2007              2                T                     ***
      Dec-2007              2                T                     ***
      Jan-2008              1                T                     ***
      Feb-2008              1                T                     ***
      Mar-2008              1                T                     ***
      Apr-2008              1                T                     ***
      May-2008              1                T                     ***
      Jun-2008              1                T                     ***

SWA	Page 1	SA-35




























                      Table 2 to Purchase Agreement No. 1810
                     (Letter Agreement No. 6-1162-RLL-933R19)
                         Option Aircraft Information Table



Price Desctiption of Option Aircraft:
                     Base Aircraft    Special     Aircraft Basic    Base Year
                        Price         Features         Price         Dollars
Block U Option          ***             ***             ***         July 1999
Aircraft

Delivery of Rollover Option Aircraft:

      Year of         Number of       Option Aircraft Block
      Delivery        Option
                      Aircraft
       2007           Twenty (20)         Q
       2008           Twenty (20)         R
       2009           Six (6)             S
       2009-          One Hundred         V
       2012           Seventy-One
                         (171)

Remaining Option Aircraft:                       50



     Aircraft     Number of     Option       Adv Payment
                                                Base
     Delivery     Option        Aircraft     Price Per
     Mo. & Yr.    Aircraft      Block        Option Aircraft    Option Exercise
     Aug-2005        1            U             ***               April 1, 2004
     Sep-2005        1            U             ***                 May 1, 2004
     Oct-2005        1            U             ***                June 1, 2004
     Nov-2005        1            U             ***                July 1, 2004
     Jan-2006        1            U             ***           September 1, 2004
     Mar-2006        3            U             ***            November 1, 2004
     Apr-2006        2            U             ***            December 1, 2004
     May-2006        2            U             ***             January 1, 2005
     Jun-2006        1            U             ***            February 1, 2005
     Jul-2006        2            U             ***               March 1, 2005
     Oct-2006        1            U             ***                June 1, 2005
     Apr-2007        1            U             ***            December 1, 2005
     May-2007        1            U             ***             January 1, 2006
     Jun-2007        1            U             ***            February 1, 2006
     Jul-2007        1            U             ***               March 1, 2006
     Aug-2007        1            U             ***               April 1, 2006
     Sep-2007        1            U             ***                 May 1, 2006
     Oct-2007        1            U             ***                June 1, 2006
     Nov-2007        1            U             ***                July 1, 2006
     Dec-2007        1            U             ***              August 1, 2006
     Jan-2008        2            U             ***           September 1, 2006
     Feb-2008        3            U             ***             October 1, 2006
     Mar-2008        2            U             ***            November 1, 2006
     Apr-2008        2            U             ***            December 1, 2006
     May-2008        2            U             ***             January 1, 2007
     Jun-2008        2            U             ***            February 1, 2007
     Jul-2008        2            U             ***               March 1, 2007
     Aug-2008        2            U             ***               April 1, 2007
     Sep-2008        2            U             ***                 May 1, 2007
     Oct-2008        2            U             ***                June 1, 2007
     Nov-2008        2            U             ***                July 1, 2007
     Dec-2008        2            U             ***              August 1, 2007

SWA	Page 1	SA-35






































6-1162-NIW-640




Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235




Subject:    ***


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

Boeing requested and Buyer agreed to ***

               ***

The Advance Payment Base Price of the respective Aircraft ***

Very truly yours,

THE BOEING COMPANY



By /s/ Nobuko Wiles

Its Attorney-In-Fact



ACCEPTED AND AGREED TO this

date:February 23, 2004

SOUTHWEST AIRLINES CO.



By/s/ Laura Wright

Its Vice President Finance & Treasurer





P.A. No. 1810                                                          SA-35

Supplemental Agreement No. 36

                                        to

                            Purchase Agreement No. 1810

                                      between

                                 THE BOEING COMPANY

                                       and

                                SOUTHWEST AIRLINES CO.



                      Relating to Boeing Model 737-7H4 Aircraft



      THIS SUPPLEMENTAL AGREEMENT, entered into as of April 30, 2004, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise one (1) August 2005 Block U Option Aircraft (as Block T Aircraft) and;

      WHEREAS, Buyer elected to install the Aviation partners Boeing (APB) winglets in production and;

      WHEREAS, Buyer and Boeing agreed to add Exhibit A to reflect Special Features for Block F through L and;

      WHEREAS, Buyer and Boeing agreed to revise certain terms used in the previously executed Letter Agreement No. 6-1162-NIW-606 entitled "Refurbished Elevator Tab Assembly Installation" and;


***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.



      WHEREAS,***;

      WHEREAS,***;



P.A. No. 1810                                                         SA-36-1
K/SWA
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.
   NOTE - Buyer now has thirty-eight (38) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35 and 36 that may be converted to Option Aircraft at a future date subject to the terms of Letter
   Agreement No. 6-1162-RLL-933R19.

4. Exhibit A is deleted in its entirety and replaced by a new Exhibit A which is attached hereto and is incorporated into the Agreement by this reference.

5. "Exhibit A-Winglet" attached hereto is added to incorporate the record option to install production winglets on Block K aircraft delivering after August 1, 2004.

6. "Exhibit A-1-Winglet" attached hereto is added to incorporate the record option to install production winglets on Block T aircraft delivering after August 1, 2004.

7. Letter Agreement No. 6-1162-NIW-606 entitled *** is deleted in its entirety and replaced by Letter Agreement No. 6-1162-NIW-606R1 *** attached hereto and is hereby incorporated into the agreement by this reference.

8. Letter Agreement No. 6-1162-JMG-747 entitled is deleted in its entirety and replaced by Letter Agreement No. 6-1162-JMG-747R1 attached hereto and is hereby incorporated into the agreement by this reference.

9. Letter Agreement No. 6-1162-JMG-669R1 entitled "Special Matters" is deleted in its entirety and replaced by Letter Agreement No. 6-1162-JMG-669R2 "Special Matters" attached hereto and is hereby incorporated into the agreement by this reference.

10. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred seventy-four (274) Model 737-7H4 Aircraft, Forty-nine (49) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

11. The Advance Payments due upon signing assuming execution of this Supplemental Agreement on or before April 30, 2004 are:



P.A. No. 1810                                                         SA-36-1
K/SWA
  *** for the August 2005 aircraft

Buyer will pay the *** directly to Boeing on or before Friday, April 30, 2004.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                    SOUTHWEST AIRLINES CO.



By: /s/ Nobuko Wiles                  By:/s/ Laura Wright

Its:    Attorney-In-Fact              Its:Vice President
                                          Finance & Treasurer







































P.A. No. 1810                                                         SA-36-1
K/SWA


                                 TABLE OF CONTENTS

                                                              Page       SA
                                                            Number   Number

ARTICLES
 1.               Subject Matter of Sale                     1-1      SA-13
 2.               Delivery, Title and Risk of Loss           2-1      SA-28
 3.               Price of Aircraft                          3-1      SA-28
 4.               Taxes                                      4-1
 5.               Payment                                    5-1
 6.               Excusable Delay                            6-1

 7.               Changes to the Detail Specification        7-1      SA-1
 8.               Federal Aviation Requirements and
                  Certificates and Export License            8-1
 9.               Representatives, Inspection,
                  Flights and Test Data                      9-1
 10.              Assignment, Resale or Lease               10-1
 11.              Termination for Certain Events            11-1
 12.              Product Assurance; Disclaimer and
                  Release; Exclusion of Liabilities;
                  Customer Support; Indemnification
                  and Insurance                             12-1
 13.              Buyer Furnished Equipment and
                  Spare Parts                               13-1
 14.              Contractual Notices and Requests          14-1
 15.              Miscellaneous                             15-1



TABLE

 1.               Aircraft Information Table                          SA-36
 2.               Option Aircraft Information Table                   SA-36



EXHIBITS

 A                Aircraft Configuration                              SA-36
 B                Product Assurance Document                           SA-1
 C                Customer Support Document
 D                Price Adjustments Due to
                  Economic Fluctuations - Aircraft                    SA-13
 E                Buyer Furnished Equipment Provisions Document
 F                Defined Terms Document



LETTER AGREEMENTS

 1810-1           Waiver of Aircraft Demonstration Flight



                               TABLE OF CONTENTS CON'T

                                                                         SA
                                                                     Number

RESTRICTED LETTER AGREEMENTS

 6-1162-RLL-932R2     Promotional Support                             SA-13
 6-1162-RLL-933R19    Option Aircraft                                 SA-28
 6-1162-RLL-934R3     Disclosure of Confidential Information          SA-14
 6-1162-RLL-935R1     Performance Guarantees                          SA-1
 6-1162-RLL-936R4     Certain Contractual Matters                     SA-4
 6-1162-RLL-937       Alternate Advance Payment Schedule
 6-1162-RLL-938       ***
 6-1162-RLL-939R1     Certification Flight Test Aircraft              SA-1
 6-1162-RLL-940R1     Training Matters                                SA-1
 6-1162-RLL-941R2     Other Matters                                   SA-13
 6-1162-RLL-942       Open Configuration Matters
 6-1162-RLL-943R1     Substitution Rights                             SA-6
 6-1162-RLL-944       Airframe Maintenance Material Cost
                      Protection Program
 6-1162-RLL-945       Comparison of 737-7H4 and 737-3H4
                      Block Fuel Burn
 6-1162-RLL-1855R3    Additional Contractual Matters                  SA-4
 6-1162-RLL-1856      ***                                             SA-1
 6-1162-RLL-1857      Service Ready Validation Program Field Test     SA-1
 6-1162-RLL-1858R1    Escalation Matters                              SA-4
 6-1162-RLL-2036      Amortization of Costs for Customer
                      Unique Changes                                  SA-1
 6-1162-RLL-2037      Reconciliation of the Aircraft Basic Price      SA-1
 6-1162-RLL-2073      Maintenance Training Matters                    SA-1
 6-1162-KJJ-054       Business Matters                                SA-13
 6-1162-KJJ-055R1     Structural Matters                              SA-25
 6-1162-KJJ-056       Noise and Emission Matters                      SA-13
 6-1162-KJJ-057       Product Development Matters                     SA-13
 6-1162-KJJ-058       Additional Substitution Rights                  SA-13
 6-1162-KJJ-150       Flight Control Computer & Mode                  SA-14
                      Control Panel Spares Matter
 6-1162-MSA-185R3     Delivery Change Contractual Matters             SA-21
 6-1162-JMG-669R2     Special Matters                                 SA-36
 6-1162-JMG-747R1     ***                                             SA-36
 6-1162-CHL-217       Rescheduled Flight Test Aircraft                SA-32
 6-1162-NIW-606R1     ***                                             SA-36
 6-1162-NIW-640       ***                                             SA-35






P.A. No. 1810                          ii
K/SWA                                                                 SA-36

                                    Table 1 to
                           Purchase Agreement No. 1810
                            Aircraft Information Table


                   Base Aircraft    Special     Aircraft Basic      Base Year
                      Price         Features       Price            Dollars
Block A,B,C,D&E     ***             ***              ***           July 1992
Aircraft
Block F & G         ***             ***              ***           July 1992
Aircraft
Block H Aircraft    ***             ***              ***           July 1992
Block I Aircraft    ***             ***              ***           July 1992
Block J Aircraft    ***             ***              ***           July 1992
Block K Aircraft    ***             ***              ***           July 1992
Block K-W Aircraft  ***             ***              ***           July 1992
Block L Aircraft    ***             ***              ***           July 1992
Block T Aircraft    ***             ***              ***           July 1999
Block T-W Aircraft  ***             ***              ***           July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation

Block T-W Aircraft: Block T airplanes with production winglets installation


                                                          Escalation Estimate
       Delivery       Number of         Aircraft            Adv Payment Base
         Date         Aircraft           Block                Price Per A/P
       Dec-2000          2                 E                      ***
       Jan-2001          1                 E                      ***
       Feb-2001          1                 E                      ***
       Mar-2001          2                 E                      ***
       Jun-2001          3                 E                      ***
       Sep-2001          3                 E                      ***
       Oct-1998          1                 F                      ***
       Nov-1998          2                 F                      ***
       Dec-1998          2                 F                      ***
       Mar-1999          2                 G                      ***
       Jun-1999          2                 H                      ***
       Jul-1999          1                 H                      ***
       Aug-1999          1                 H                      ***
       Sep-1999          2                 H                      ***
       Oct-1999          1                 H                      ***
       Mar-2000          1                 H                      ***
       Apr-2000          2                 H                      ***
       Sep-2000          1                 H                      ***
       Oct-2000          2                 H                      ***
       Mar-2001          2                 H                      ***
       Apr-2001          1                 H                      ***
SWA                                   Page 1                           SA-36
       Oct-2001          3                 H                      ***
       Nov-2001          2                 I                      ***
       Dec-2001          1                 I                      ***
       Jan-2002          1                 I                      ***
       Mar-2002          4                 I                      ***
       Apr-2002          2                 I                      ***
       Dec-2002          2                 I                      ***
       May-2003          1                 I                      ***
       Jun-2003          2                 I                      ***
       Jul-2003          1                 I                      ***
       Aug-2003          1                 I                      ***
       Sep-2003          3                 I                      ***
       Nov-2002          1                 J                      ***
       Dec-2002          1                 J                      ***
       Nov-2003          2                 J                      ***
       Dec-2003          2                 J                      ***
       Mar-2004          1                 J                      ***
       Mar-2004          1                 K                      ***
       Apr-2004          3                 K                      ***
       May-2004          1                 K                      ***
       Jun-2004          2                 K                      ***
       Jul-2004          2                 K                      ***
       Sep-2004          1                K-W                     ***
       Oct-2004          4                K-W                     ***
       Oct-1999          1                 L                      ***
       Nov-1999          2                 L                      ***
       Dec-1999          1                 L                      ***
       Jun-2000          3                 L                      ***
       Jul-2000          3                 L                      ***
       Sep-2000          1                 L                      ***
       Oct-2000          1                 L                      ***
       Nov-2000          4                 L                      ***
       Dec-2000          1                 L                      ***
       Jan-2001          1                 L                      ***
       Feb-2001          1                 L                      ***
       Jul-2001          1                 L                      ***
       Sep-2001          1                 L                      ***
       Oct-2001          1                 L                      ***
       Mar-2003          2                 L                      ***
       Jul-2003          1                 L                      ***
       Aug-2003          2                 L                      ***
       Nov-2001          1                 T                      ***
       Feb-2002          1                 T                      ***
       Jan-2004          2                 T                      ***
       Feb-2004          1                 T                      ***
       Apr-2004          3                 T                      ***
       May-2004          1                 T                      ***
       Jun-2004          6                 T                      ***
       Jul-2004          2                 T                      ***
       Aug-2004          6                T-W                     ***
       Sep-2004          3                T-W                     ***
       Oct-2004          1                T-W                     ***
       Nov-2004          3                T-W                     ***
       Dec-2004          3                T-W                     ***
       Jan-2005          5                T-W                     ***
       Feb-2005          3                T-W                     ***
SWA                                   Page 2                           SA-36
       Mar-2005          4                T-W                     ***
       Apr-2005          4                T-W                     ***
       May-2005          2                T-W                     ***
       Jun-2005          4                T-W                     ***
       Jul-2005          2                T-W                     ***
       Aug-2005          2                T-W                     ***
       Sep-2005          2                T-W                     ***
       Oct-2005          1                T-W                     ***
       Nov-2005          1                T-W                     ***
       Dec-2005          1                T-W                     ***
       Feb-2006          4                T-W                     ***
       May-2006          3                T-W                     ***
       Jun-2006          4                T-W                     ***
       Jul-2006          1                T-W                     ***
       Aug-2006          3                T-W                     ***
       Sep-2006          3                T-W                     ***
       Nov-2006          2                T-W                     ***
       Dec-2006          2                T-W                     ***
       Jan-2007          2                T-W                     ***
       Feb-2007          3                T-W                     ***
       Mar-2007          2                T-W                     ***
       Apr-2007          2                T-W                     ***
       May-2007          2                T-W                     ***
       Jun-2007          2                T-W                     ***
       Jul-2007          2                T-W                     ***
       Aug-2007          2                T-W                     ***
       Sep-2007          2                T-W                     ***
       Oct-2007          2                T-W                     ***
       Nov-2007          2                T-W                     ***
       Dec-2007          2                T-W                     ***
       Jan-2008          1                T-W                     ***
       Feb-2008          1                T-W                     ***
       Mar-2008          1                T-W                     ***
       Apr-2008          1                T-W                     ***
       May-2008          1                T-W                     ***
       Jun-2008          1                T-W                     ***



















SWA                                   Page 3                           SA-36
                       Table 2 to Purchase Agreement No. 1810
                      (Letter Agreement No. 6-1162-RLL-933R19)
                         Option Aircraft Information Table

   Price Desctiption of Option Aircraft:


                       Base Aircraft      Special       Aircraft Basic
                          Price           Features           Price
Block U Option             ***             ***                ***
Aircraft


Delivery of Rollover Option Aircraft:

    Year of     Number of     Option Aircraft Block
    Delivery     Option
                Aircraft
     2007       Twenty (20)               Q
     2008       Twenty (20)               R
     2009         Six (6)                 S
     2009-     One Hundred                V
     2012      Seventy-One
                 (171)

     Remaining Option Aircraft:                 49


    Aircraft      Number of      Option      Adv Payment
                                                 Base
    Delivery       Option       Aircraft       Price Per
    Mo. & Yr.     Aircraft       Block      Option Aircraft     Option Exercise
    Sep-2005         1             U              ***              May 1, 2004
    Oct-2005         1             U              ***             June 1, 2004
    Nov-2005         1             U              ***             July 1, 2004
    Jan-2006         1             U              ***        September 1, 2004
    Mar-2006         3             U              ***         November 1, 2004
    Apr-2006         2             U              ***         December 1, 2004
    May-2006         2             U              ***          January 1, 2005
    Jun-2006         1             U              ***         February 1, 2005
    Jul-2006         2             U              ***            March 1, 2005
    Oct-2006         1             U              ***             June 1, 2005
    Apr-2007         1             U              ***         December 1, 2005
    May-2007         1             U              ***          January 1, 2006
    Jun-2007         1             U              ***         February 1, 2006
    Jul-2007         1             U              ***            March 1, 2006
    Aug-2007         1             U              ***            April 1, 2006
    Sep-2007         1             U              ***              May 1, 2006
    Oct-2007         1             U              ***             June 1, 2006
    Nov-2007         1             U              ***             July 1, 2006
    Dec-2007         1             U              ***           August 1, 2006
    Jan-2008         2             U              ***        September 1, 2006
    Feb-2008         3             U              ***          October 1, 2006
    Mar-2008         2             U              ***         November 1, 2006
    Apr-2008         2             U              ***         December 1, 2006
    May-2008         2             U              ***          January 1, 2007
    Jun-2008         2             U              ***         February 1, 2007
    Jul-2008         2             U              ***            March 1, 2007
    Aug-2008         2             U              ***            April 1, 2007
    Sep-2008         2             U              ***              May 1, 2007
    Oct-2008         2             U              ***             June 1, 2007
    Nov-2008         2             U              ***             July 1, 2007
    Dec-2008         2             U              ***           August 1, 2007






































SWA                                   Page 2                           SA-36
Exhibit A-Winglet***





















































P. A. 1810                     A-Winglet - 1                      SA-36


Exhibit A-1- Winglet ***






















































P. A. No. 1810                 A-1-Winglet - 1                      SA-36

6-1162-NIW-606R1


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235



Subject:    ***

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

 ***

 ***

***

***


Very truly yours,

THE BOEING COMPANY



By /s/ Nobuko Wiles

Its Attorney-In-Fact



ACCEPTED AND AGREED TO this

date: April 30, 2004

SOUTHWEST AIRLINES CO.



By /s/ Laura Wright

Its Vice President Finance & Treasurer






P.A. No. 1810                                                          SA-36
6-1162-JMG-747R1


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:     ***


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January
19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of four (4) additional Model 737-7H4 Block "T" Aircraft to be delivered in August 2004*** .

All terms used and not defined herein will have the same meaning as in the Agreement.

1.    ***

***


2.    Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.
Very truly yours,

THE BOEING COMPANY



By /s/ Nobuko Wiles

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

date:April 30, 2004

SOUTHWEST AIRLINES CO.


By /s/ Laura Wright

Its Vice President Finance & Treasurer

P.A. No. 1810
K/SWA                                                                  SA-36

6-1162-JMG-669R2


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:       Special Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737 aircraft:
   1)  *** ***

 ***

1.    ***



2.    ***




3.    ***


Further, Boeing will issue a credit memorandum at the
***

4.    ***



5.    ***.

Letter agreement no. 6-1162-DSF-483/737-7H4 dated August 19, 1998 is amended to
***

6.    ***.


7.    Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.
Very truly yours,

P.A. No. 1810
K/SWA                                                                  SA-36
Southwest Airlines Co.
6-1162-JMG-669R2
Page 2


THE BOEING COMPANY



By /s/ Nobuko Wiles

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

date:April 30, 2004

SOUTHWEST AIRLINES CO.



By /s/ Laura Wright

Its Vice President Finance & Treasurer


***



Contract Delivery Month
Aircraft Serial Number
August 2005
34259




















P.A. No. 1810
K/SWA                                                                  SA-36

Supplemental Agreement No. 37

                                         to

                              Purchase Agreement No. 1810

                                       between

                                  THE BOEING COMPANY

                                         and

                                  SOUTHWEST AIRLINES CO.


                       Relating to Boeing Model 737-7H4 Aircraft




     THIS SUPPLEMENTAL AGREEMENT, entered into as of May 27, 2004, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise one (1) September 2005 Block U Option Aircraft (as Block T-W Aircraft) and;

      WHEREAS, Boeing requested and Buyer agreed to accelerate the delivery of one (1)Block T-W Aircraft from October 2004 to September 2004 and;

      WHEREAS, Boeing and Buyer agreed to update the Table 2 entitled "Option Aircraft IInformation Table" to reflect Buyer's decision to install the Aviation Partners Boeing (APB) winglets in production and;


***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.



      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.



P.A. No. 1810                                                         SA-37-1
K/SWA
2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attacheed hereto and is incorporated into the Agreement by this reference.

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.
   NOTE - Buyer now has thirty-nine (39) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36 and 37 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

9. Attachment A to Letter Agreement No. 6-1162-JMG-669R2 is replaced by updated Attachment A attached hereto.

10. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred seventy-five (275) Model 737-7H4 Aircraft, Forty-eight (48) Model 737 -7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

11. The Advance Payments due upon signing assuming execution of this Supplemental Agreement on or before May 28, 2004 are:

  *** for the September 2005 aircraft

Buyer will pay the *** dirrectly to Boeing on or before Friday, May 28, 2004.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                  SOUTHWEST AIRLINES CO.


By: /s/Nobuko Wiles                  By:/s/ Laura Wright

Its:    Attorney-In-Fact             Its: /s/ Vice President
                                              Finance & Treasurer















P.A. No. 1810                                                         SA-37-2
K/SWA


                               TABLE OF CONTENTS


                                                            Page         SA
                                                          Number     Number
ARTICLES

1.    Subject Matter of Sale                               1-1        SA-13
2.    Delivery, Title and Risk of Loss                     2-1        SA-28
3.    Price of Aircraft                                    3-1        SA-28
4.    Taxes                                                4-1
5.    Payment                                              5-1
6.    Excusable Delay                                      6-1

7.    Changes to the Detail Specification                  7-1        SA-1
8.    Federal Aviation Requirements and
      Certificates and Export License                      8-1
9.    Representatives, Inspection,
      Flights and Test Data                                9-1
10.   Assignment, Resale or Lease                         10-1
11.   Termination for Certain Events                      11-1
12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance                                       12-1
13.   Buyer Furnished Equipment and
      Spare Parts                                         13-1
14.   Contractual Notices and Requests                    14-1
15.   Miscellaneous                                       15-1

                          TABLE OF CONTENTS CON'T


                                                                         SA
                                                                     Number
TABLE

1.    Aircraft Information Table                                      SA-37
2.    Option Aircraft Information Table                               SA-37

EXHIBITS

A     Aircraft Configuration                                          SA-36
B     Product Assurance Document                                      SA-1
C     Customer Support Document
D     Price Adjustments Due to
      Economic Fluctuations - Aircraft                                SA-13
E     Buyer Furnished Equipment Provisions Document
F	Defined Terms Document




LETTER AGREEMENTS


1810-1      Waiver of Aircraft Demonstration Flight


                           TABLE OF CONTENTS CON'T

                                                                         SA
                                                                     Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-932R2	Promotional Support                                 SA-13
6-1162-RLL-933R19	Option Aircraft                                     SA-28
6-1162-RLL-934R3	Disclosure of Confidential                          SA-14
                  Information
6-1162-RLL-935R1  Performance Guarantees                              SA-1
6-1162-RLL-936R4  Certain Contractual Matters                         SA-4
6-1162-RLL-937    Alternate Advance Payment Schedule
6-1162-RLL-938    ***
6-1162-RLL-939R1  Certification Flight Test Aircraft                  SA-1
6-1162-RLL-940R1  Training Matters                                    SA-1
6-1162-RLL-941R2  Other Matters                                       SA-13
6-1162-RLL-942    Open Configuration Matters
6-1162-RLL-943R1  Substitution Rights                                 SA-6
6-1162-RLL-944    Airframe Maintenance Material Cost
                  Protection Program
6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn
6-1162-RLL-1855R3 Additional Contractual Matters                      SA-4
6-1162-RLL-1856   ***                                                 SA-1
6-1162-RLL-1857   Service Ready Validation Program                    SA-1
                  Field Test
6-1162-RLL-1858R1 Escalation Matters                                  SA-4

                          TABLE OF CONTENTS CON'T


                                                                         SA
                                                                     Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-2036   Amortization of Costs for
                  Customer Unique Changes                             SA-1
6-1162-RLL-2037   Reconciliation of the Aircraft                      SA-1
                  Basic Price

6-1162-RLL-2073   Maintenance Training Matters                        SA-1
6-1162-KJJ-054	Business Matters                                    SA-13
6-1162-KJJ-055R1  Structural Matters                                  SA-25
6-1162-KJJ-056    Noise and Emission Matters                          SA-13
6-1162-KJJ-057    Product Development Matters                         SA-13
6-1162-KJJ-058    Additional Substitution Rights                      SA-13
6-1162-KJJ-150    Flight Control Computer & Mode                      SA-14
                  Control Panel Spares Matter
6-1162-MSA-185R3  Delivery Change Contractual                         SA-21
                  Matters
6-1162-JMG-669R2  Special Matters                                     SA-36
6-1162-JMG-747R1  ***                                                 SA-36
6-1162-CHL-217    Rescheduled Flight Test Aircraft                    SA-32
6-1162-NIW-606R1  ***                                                 SA-36
6-1162-NIW-640    ***                                                 SA-35

P.A. No. 1810	                        iv
K/SWA                                                                 SA-37

P.A. No. 1810                              i
K/SWA                                                                 SA-37

































                                     Table 1 to
                             Purchase Agreement No. 1810
                              Aircraft Information Table

                       Base Aircraft     Special     Aircraft Basic  Base Year
                           Price         Features         Price       Dollars
Block A, B, C, D & E        ***            ***             ***       July 1992
Aircraft
Block F & G Aircraft        ***            ***             ***       July 1992
Block H Aircraft            ***            ***             ***       July 1992
Block I Aircraft            ***            ***             ***       July 1992
Block J Aircraft            ***            ***             ***       July 1992
Block K Aircraft            ***            ***             ***       July 1992
Block K-W Aircraft          ***            ***             ***       July 1992
Block L Aircraft            ***            ***             ***       July 1992
Block T Aircraft            ***            ***             ***       July 1999
Block T-W Aircraft          ***            ***             ***       July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation
Block T-W Aircraft: Block T airplanes with production winglets installation

                                                           Escalation Estimate
Delivery           Number of          Aircraft               Adv Payment Base
Date               Aircraft            Block                  Price Per A/P
Dec-2000               2                 E                        ***
Jan-2001               1                 E                        ***
Feb-2001               1                 E                        ***
Mar-2001               2                 E                        ***
Jun-2001               3                 E                        ***
Sep-2001               3                 E                        ***
Oct-1998               1                 F                        ***
Nov-1998               2                 F                        ***
Dec-1998               2                 F                        ***
Mar-1999               2                 G                        ***
Jun-1999               2                 H                        ***
Jul-1999               1                 H                        ***
Aug-1999               1                 H                        ***
Sep-1999               2                 H                        ***
Oct-1999               1                 H                        ***
Mar-2000               1                 H                        ***
Apr-2000               2                 H                        ***
Sep-2000               1                 H                        ***
Oct-2000               2                 H                        ***
Mar-2001               2                 H                        ***
Apr-2001               1                 H                        ***
Oct-2001               3                 H                        ***
Nov-2001               2                 I                        ***
Dec-2001               1                 I                        ***
Jan-2002               1                 I                        ***
Mar-2002               4                 I                        ***
Apr-2002               2                 I                        ***
Dec-2002               2                 I                        ***
May-2003               1                 I                        ***
Jun-2003               2                 I                        ***
Jul-2003               1                 I                        ***
Aug-2003               1                 I                        ***
Sep-2003               3                 I                        ***
Nov-2002               1                 J                        ***
Dec-2002               1                 J                        ***
Nov-2003               2                 J                        ***
Dec-2003               2                 J                        ***
Mar-2004               1                 J                        ***
Mar-2004               1                 K                        ***
Apr-2004               3                 K                        ***
May-2004               1                 K                        ***
Jun-2004               2                 K                        ***
Jul-2004               2                 K                        ***
Sep-2004               1                 K-W                      ***
Oct-2004               4                 K-W                      ***
Oct-1999               1                 L                        ***
Nov-1999               2                 L                        ***
Dec-1999               1                 L                        ***
Jun-2000               3                 L                        ***
Jul-2000               3                 L                        ***
Sep-2000               1                 L                        ***
Oct-2000               1                 L                        ***
Nov-2000               4                 L                        ***
Dec-2000               1                 L                        ***
Jan-2001               1                 L                        ***
Feb-2001               1                 L                        ***
Jul-2001               1                 L                        ***
Sep-2001               1                 L                        ***
Oct-2001               1                 L                        ***
Mar-2003               2                 L                        ***
Jul-2003               1                 L                        ***
Aug-2003               2                 L                        ***
Nov-2001               1                 T                        ***
Feb-2002               1                 T                        ***
Jan-2004               2                 T                        ***
Feb-2004               1                 T                        ***
Apr-2004               3                 T                        ***
May-2004               1                 T                        ***
Jun-2004               6                 T                        ***
Jul-2004               2                 T                        ***
Aug-2004               6                 T-W                      ***
Sep-2004               4                 T-W                      ***
Oct-2004               0                 T-W                      ***
Nov-2004               3                 T-W                      ***
Dec-2004               3                 T-W                      ***
Jan-2005               5                 T-W                      ***
Feb-2005               3                 T-W                      ***
Mar-2005               4                 T-W                      ***
Apr-2005               4                 T-W                      ***
May-2005               2                 T-W                      ***
Jun-2005               4                 T-W                      ***
Jul-2005               2                 T-W                      ***
Aug-2005               2                 T-W                      ***
Sep-2005               3                 T-W                      ***
Oct-2005               1                 T-W                      ***
Nov-2005               1                 T-W                      ***
Dec-2005               1                 T-W                      ***
Feb-2006               4                 T-W                      ***
May-2006               3                 T-W                      ***
Jun-2006               4                 T-W                      ***
Jul-2006               1                 T-W                      ***
Aug-2006               3                 T-W                      ***
Sep-2006               3                 T-W                      ***
Nov-2006               2                 T-W                      ***
Dec-2006               2                 T-W                      ***
Jan-2007               2                 T-W                      ***
Feb-2007               3                 T-W                      ***
Mar-2007               2                 T-W                      ***
Apr-2007               2                 T-W                      ***
May-2007               2                 T-W                      ***
Jun-2007               2                 T-W                      ***
Jul-2007               2                 T-W                      ***
Aug-2007               2                 T-W                      ***
Sep-2007               2                 T-W                      ***
Oct-2007               2                 T-W                      ***
Nov-2007               2                 T-W                      ***
Dec-2007               2                 T-W                      ***
Jan-2008               1                 T-W                      ***
Feb-2008               1                 T-W                      ***
Mar-2008               1                 T-W                      ***
Apr-2008               1                 T-W                      ***
May-2008               1                 T-W                      ***
Jun-2008               1                 T-W                      ***

SWA	Page 1	SA-37


















































                        Table 2 to Purchase Agreement No. 1810
                       (Letter Agreement No. 6-1162-RLL-933R19)
                          Option Aircraft Information Table

Price Description of Option Aircraft:

                 Base Aircraft      Special      Aircraft Basic     Base Year
                     Price          Features          Price          Dollars
Block U Option
Aircraft            ***               ***            ***            July 1999
(without Winglets)
Block U-W Option
Aircraft            ***               ***            ***            July 1999
(with Winglets)


Delivery of Rollover Option Aircraft:

   Year of     Number of         Option Aircraft Block
   Delivery     Option
               Aircraft
   2007        Twenty (20)              Q
   2008        Twenty (20)              R
   2009          Six (6)                S
   2009-       One Hundred              V
   2012        Seventy-One
                 (171)


Remaining Option Aircraft:                          48



  Aircraft    Number of     Option      Adv Payment
                                           Base
  Delivery     Option      Aircraft      Price Per
  Mo. & Yr.   Aircraft      Block      Option Aircraft      Option Exercise
Oct-2005        1            U-W            ***                 June 1, 2004
Nov-2005        1            U-W            ***                 July 1, 2004
Jan-2006        1            U-W            ***            September 1, 2004
Mar-2006        3            U-W            ***             November 1, 2004
Apr-2006        2            U-W            ***             December 1, 2004
May-2006        2            U-W            ***              January 1, 2005
Jun-2006        1            U-W            ***             February 1, 2005

Jul-2006        2            U-W            ***                March 1, 2005
Oct-2006        1            U-W            ***                 June 1, 2005
Apr-2007        1            U-W            ***             December 1, 2005
May-2007        1            U-W            ***              January 1, 2006
Jun-2007        1            U-W            ***             February 1, 2006
Jul-2007        1            U-W            ***                March 1, 2006
Aug-2007        1            U-W            ***                April 1, 2006
Sep-2007        1            U-W            ***                  May 1, 2006
Oct-2007        1            U-W            ***                 June 1, 2006
Nov-2007        1            U-W            ***                 July 1, 2006
Dec-2007        1            U-W            ***               August 1, 2006
Jan-2008        2            U-W            ***            September 1, 2006
Feb-2008        3            U-W            ***              October 1, 2006
Mar-2008        2            U-W            ***             November 1, 2006
Apr-2008        2            U-W            ***             December 1, 2006
May-2008        2            U-W            ***              January 1, 2007
Jun-2008        2            U-W            ***             February 1, 2007
Jul-2008        2            U-W            ***                March 1, 2007
Aug-2008        2            U-W            ***                April 1, 2007
Sep-2008        2            U-W            ***                  May 1, 2007
Oct-2008        2            U-W            ***                 June 1, 2007
Nov-2008        2            U-W            ***                 July 1, 2007
Dec-2008        2            U-W            ***               August 1, 2007
































SWA                                 Page 1                             SA-37
                                ***

        Contract Delivery Month               Aircraft Serial Number
        August 2005                                 34259
        September 2005                              34290
























Southwest Airlines Co.
Attachment A to 6-1162-JMG-669R2
              SA-37

Supplemental Agreement No. 38

                                      to

                          Purchase Agreement No. 1810

                                    between

                              THE BOEING COMPANY

                                      and

                            SOUTHWEST AIRLINES CO.


                  Relating to Boeing Model 737-7H4 Aircraft



      THIS SUPPLEMENTAL AGREEMENT, entered into as of June 28, 2004, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise one (1) October 2005 Block U Option Aircraft (as Block T-W Aircraft) and;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.


***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.


3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference. NOTE - Buyer now has forty (40) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37 and 38 that may be converted to
Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. Attachment A to Letter Agreement No. 6-1162-JMG-669R2 is replaced by updated Attachment A attached hereto.

5. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred seventy-six (276) Model 737-7H4 Aircraft, Forty-seven (47) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

6. The Advance Payments due upon signing assuming execution of this Supplemental Agreement on or before June 30, 2004 are:

   *** for the October 2005 aircraft

Buyer will pay the *** directly to Boeing on or before Wednesday, June 30, 2004.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 SOUTHWEST AIRLINES CO.



By: /s/ Nobuko Wiles               By:/s/ Laura Wright

Its:    Attorney-In-Fact           Its: Vice President
                                        Finance & Treasurer


P.A. No. 1810	SA-38-1
K/SWA























                              TABLE OF CONTENTS


                                                          Page        SA
                                                        Number    Number
ARTICLES

1.    Subject Matter of Sale                             1-1       SA-13
2.    Delivery, Title and Risk of Loss                   2-1       SA-28
3.    Price of Aircraft                                  3-1       SA-28
4.    Taxes                                              4-1
5.    Payment                                            5-1
6.    Excusable Delay                                    6-1

7.    Changes to the Detail Specification                7-1       SA-1
8.    Federal Aviation Requirements and
      Certificates and Export License                    8-1
9.    Representatives, Inspection,
      Flights and Test Data                              9-1
10.   Assignment, Resale or Lease                       10-1
11.   Termination for Certain Events                    11-1
12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance                                     12-1
13.   Buyer Furnished Equipment and
      Spare Parts                                       13-1
14.   Contractual Notices and Requests                  14-1
15.   Miscellaneous                                     15-1



TABLE OF CONTENTS CON'T


                                                                      SA
                                                                  Number

TABLE

1.    Aircraft Information Table                                   SA-38
2.    Option Aircraft Information Table                            SA-38

EXHIBITS

A     Aircraft Configuration                                       SA-36
B     Product Assurance Document                                   SA-1
C     Customer Support Document
D     Price Adjustments Due to
      Economic Fluctuations - Aircraft                             SA-13
E     Buyer Furnished Equipment
      Provisions Document
F     Defined Terms Document

LETTER AGREEMENTS


1810-1      Waiver of Aircraft Demonstration Flight




                      TABLE OF CONTENTS CON'T

                                                                      SA
                                                                  Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2  Promotional Support                              SA-13
6-1162-RLL-933R19 Option Aircraft                                  SA-28
6-1162-RLL-934R3  Disclosure of Confidential                       SA-14
                  Information
6-1162-RLL-935R1  Performance Guarantees                           SA-1
6-1162-RLL-936R4	Certain Contractual Matters                      SA-4
6-1162-RLL-937    Alternate Advance Payment Schedule
6-1162-RLL-938    ***
6-1162-RLL-939R1  Certification Flight Test Aircraft               SA-1
6-1162-RLL-940R1  Training Matters                                 SA-1
6-1162-RLL-941R2  Other Matters                                    SA-13
6-1162-RLL-942    Open Configuration Matters
6-1162-RLL-943R1  Substitution Rights                              SA-6
6-1162-RLL-944    Airframe Maintenance Material Cost
                  Protection Program
6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn
6-1162-RLL-1855R3 Additional Contractual Matters                   SA-4
6-1162-RLL-1856   ***                                              SA-1
6-1162-RLL-1857   Service Ready Validation Program                 SA-1
                  Field Test
6-1162-RLL-1858R1 Escalation Matters                               SA-4

                       TABLE OF CONTENTS CON'T


                                                                      SA
                                                                  Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036   Amortization of Costs for
                  Customer Unique Changes                          SA-1
6-1162-RLL-2037   Reconciliation of the Aircraft                   SA-1
                  Basic Price
6-1162-RLL-2073   Maintenance Training Matters                     SA-1
6-1162-KJJ-054    Business Matters                                 SA-13
6-1162-KJJ-055R1  Structural Matters                               SA-25
6-1162-KJJ-056    Noise and Emission Matters                       SA-13
6-1162-KJJ-057    Product Development Matters                      SA-13
6-1162-KJJ-058    Additional Substitution Rights                   SA-13
6-1162-KJJ-150    Flight Control Computer & Mode                   SA-14
                  Control Panel Spares Matter

6-1162-MSA-185R3  Delivery Change Contractual                      SA-21
                  Matters
6-1162-JMG-669R2  Special Matters                                  SA-36
6-1162-JMG-747R1  ***                                              SA-36
6-1162-CHL-217    Rescheduled Flight Test Aircraft                 SA-32
6-1162-NIW-606R1  ***                                              SA-36
6-1162-NIW-640    ***                                              SA-35


P.A. No. 1810	iv
K/SWA		SA-38
P.A. No. 1810	i
K/SWA		SA-38












































                                   Table 1 to
                           Purchase Agreement No. 1810
                            Aircraft Information Table

                  Base Aircraft     Special      Aircraft Basic   Base Year
                      Price         Features          Price        Dollars
Block A,B,C,D&E        ***            ***              ***        July 1992
Aircraft
Block F&G Aircraft     ***            ***              ***        July 1992
Block H Aircraft       ***            ***              ***        July 1992
Block I Aircraft       ***            ***              ***        July 1992
Block J Aircraft       ***            ***              ***        July 1992
Block K Aircraft       ***            ***              ***        July 1992
Block K-W Aircraft     ***            ***              ***        July 1992
Block L Aircraft       ***            ***              ***        July 1992
Block T Aircraft       ***            ***              ***        July 1999
Block T-W Aircraft     ***            ***              ***        July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation

Block T-W Aircraft: Block T airplanes with production winglets installation


                                                  Escalation Estimate
Delivery        Number of        Aircraft           Adv Payment Base
  Date          Aircraft          Block               Price Per A/P
Dec-2000           2                E                     ***
Jan-2001           1                E                     ***
Feb-2001           1                E                     ***
Mar-2001           2                E                     ***
Jun-2001           3                E                     ***
Sep-2001           3                E                     ***
Oct-1998           1                F                     ***
Nov-1998           2                F                     ***
Dec-1998           2                F                     ***
Mar-1999           2                G                     ***
Jun-1999           2                H                     ***
Jul-1999           1                H                     ***
Aug-1999           1                H                     ***
Sep-1999           2                H                     ***
Oct-1999           1                H                     ***
Mar-2000           1                H                     ***
Apr-2000           2                H                     ***
Sep-2000           1                H                     ***
Oct-2000           2                H                     ***
Mar-2001           2                H                     ***
Apr-2001           1                H                     ***
Oct-2001           3                H                     ***
Nov-2001           2                I                     ***
Dec-2001           1                I                     ***
Jan-2002           1                I                     ***
Mar-2002           4                I                     ***
Apr-2002           2                I                     ***
Dec-2002           2                I                     ***
May-2003           1                I                     ***
Jun-2003           2                I                     ***
Jul-2003           1                I                     ***
Aug-2003           1                I                     ***
Sep-2003           3                I                     ***
Nov-2002           1                J                     ***
Dec-2002           1                J                     ***
Nov-2003           2                J                     ***
Dec-2003           2                J                     ***
Mar-2004           1                J                     ***
Mar-2004           1                K                     ***
Apr-2004           3                K                     ***
May-2004           1                K                     ***
Jun-2004           2                K                     ***
Jul-2004           2                K                     ***
Sep-2004           1                K-W                   ***
Oct-2004           4                K-W                   ***
Oct-1999           1                L                     ***
Nov-1999           2                L                     ***
Dec-1999           1                L                     ***
Jun-2000           3                L                     ***
Jul-2000           3                L                     ***
Sep-2000           1                L                     ***
Oct-2000           1                L                     ***
Nov-2000           4                L                     ***
Dec-2000           1                L                     ***
Jan-2001           1                L                     ***
Feb-2001           1                L                     ***
Jul-2001           1                L                     ***
Sep-2001           1                L                     ***
Oct-2001           1                L                     ***
Mar-2003           2                L                     ***
Jul-2003           1                L                     ***
Aug-2003           2                L                     ***
Nov-2001           1                T                     ***
Feb-2002           1                T                     ***
Jan-2004           2                T                     ***
Feb-2004           1                T                     ***
Apr-2004           3                T                     ***
May-2004           1                T                     ***
Jun-2004           6                T                     ***
Jul-2004           2                T                     ***
Aug-2004           6                T-W                   ***
Sep-2004           4                T-W                   ***
Oct-2004           0                T-W                   ***
Nov-2004           3                T-W                   ***
Dec-2004           3                T-W                   ***
Jan-2005           5                T-W                   ***
Feb-2005           3                T-W                   ***
Mar-2005           4                T-W                   ***
Apr-2005           4                T-W                   ***
May-2005           2                T-W                   ***
Jun-2005           4                T-W                   ***
Jul-2005           2                T-W                   ***
Aug-2005           2                T-W                   ***
Sep-2005           3                T-W                   ***
Oct-2005           2                T-W                   ***
Nov-2005           1                T-W                   ***
Dec-2005           1                T-W                   ***
Feb-2006           4                T-W                   ***
May-2006           3                T-W                   ***
Jun-2006           4                T-W                   ***
Jul-2006           1                T-W                   ***
Aug-2006           3                T-W                   ***
Sep-2006           3                T-W                   ***
Nov-2006           2                T-W                   ***
Dec-2006           2                T-W                   ***
Jan-2007           2                T-W                   ***
Feb-2007           3                T-W                   ***
Mar-2007           2                T-W                   ***
Apr-2007           2                T-W                   ***
May-2007           2                T-W                   ***
Jun-2007           2                T-W                   ***
Jul-2007           2                T-W                   ***
Aug-2007           2                T-W                   ***
Sep-2007           2                T-W                   ***
Oct-2007           2                T-W                   ***
Nov-2007           2                T-W                   ***
Dec-2007           2                T-W                   ***
Jan-2008           1                T-W                   ***
Feb-2008           1                T-W                   ***
Mar-2008           1                T-W                   ***
Apr-2008           1                T-W                   ***
May-2008           1                T-W                   ***
Jun-2008           1                T-W                   ***





SWA	Page 1	SA-38










































                      Table 2 to Purchase Agreement No. 1810
                     (Letter Agreement No. 6-1162-RLL-933R19)
                        Option Aircraft Information Table

Price Description of Option Aircraft:
                          Base Aircraft     Special     Aircraft    Basic Base
                              Price         Features      Price        Year
                                                                      Dollars
Block U Option Aircraft        ***            ***          ***       July 1999
(without Winglets)
Block U-W Option               ***            ***          ***       July 1999
Aircraft
(with Winglets)

Delivery of Rollover Option Aircraft:

Year of      Number of     Option Aircraft Block
Delivery      Option
             Aircraft
2007         Twenty (20)      Q
2008         Twenty (20)      R
2009         Six (6)          S
2009-        One Hundred      V
2012         Seventy-One
             (171)

Remaining Option Aircraft:      47


Aircraft      Number of     Option       Adv Payment
                                            Base
Delivery       Option       Aircraft      Price Per
Mo. & Yr.     Aircraft    Block Option     Aircraft       Option Exercise
Nov-2005         1            U-W            ***             July 1, 2004
Jan-2006         1            U-W            ***        September 1, 2004
Mar-2006         3            U-W            ***         November 1, 2004
Apr-2006         2            U-W            ***         December 1, 2004
May-2006         2            U-W            ***          January 1, 2005
Jun-2006         1            U-W            ***         February 1, 2005
Jul-2006         2            U-W            ***            March 1, 2005
Oct-2006         1            U-W            ***             June 1, 2005
Apr-2007         1            U-W            ***         December 1, 2005
May-2007         1            U-W            ***          January 1, 2006
Jun-2007         1            U-W            ***         February 1, 2006
Jul-2007         1            U-W            ***            March 1, 2006
Aug-2007         1            U-W            ***            April 1, 2006
Sep-2007         1            U-W            ***              May 1, 2006
Oct-2007         1            U-W            ***             June 1, 2006
Nov-2007         1            U-W            ***             July 1, 2006
Dec-2007         1            U-W            ***           August 1, 2006
Jan-2008         2            U-W            ***        September 1, 2006
Feb-2008         3            U-W            ***          October 1, 2006
Mar-2008         2            U-W            ***         November 1, 2006
Apr-2008         2            U-W            ***         December 1, 2006
May-2008         2            U-W            ***          January 1, 2007
Jun-2008         2            U-W            ***         February 1, 2007
Jul-2008         2            U-W            ***            March 1, 2007
Aug-2008         2            U-W            ***            April 1, 2007
Sep-2008         2            U-W            ***              May 1, 2007
Oct-2008         2            U-W            ***             June 1, 2007
Nov-2008         2            U-W            ***             July 1, 2007
Dec-2008         2            U-W            ***           August 1, 2007

SWA	Page 1	SA-38

















                                ***

        Contract Delivery Month                  Aircraft Serial Number
        August 2005                                    34259
        September 2005                                 34290
        October 2005                                   34333






















Southwest Airlines Co.
Attachment A to 6-1162-JMG-669R2
		SA-38